UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2012

ZAYO GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centennial Parkway, Suite 200, Louisville, CO 80027

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

As previously disclosed in a filing on Form 8-K with the Securities and Exchange Commission made by Zayo Group, LLC (the “Company”) on March 21, 2012, the Company entered into a Membership Interest Purchase Agreement (the “Agreement”) with Jason Schreiber and Merle Ross to acquire Control Room Technologies, LLC, Allegan Fiber Communications, LLC and Lansing Fiber Communications (collectively “Arialink”). On May 1, 2012, the acquisition was consummated at which time the Company acquired one hundred percent of the ownership interest of Arialink. Prior to closing the Agreement Arialink’s residential business was spun out to the previous Arialink owners. The purchase price, of $18.0 million, was funded with cash on hand and is subject to post-close adjustments.

The acquisition adds 930 new route miles to Zayo’s national footprint, including 400 miles of metro networks in Lansing and Ann Arbor, Michigan. Arialink’s network will be interconnected with the Company’s existing network, enabling end-to-end bandwidth infrastructure services between Zayo’s existing 46,000 mile national network and Arialink’s network in Michigan.

The Company issued a press release on May 1, 2012 announcing the closing of the Agreement.

A copy of the press release is filed as Exhibit 99.1 to this filing on Form 8-K and is incorporated by reference in this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated May 1, 2012

The information contained under Item 7.01 and 9.01 of this filing on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration, with respect to the Company, those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, including those under the heading “Risk Factors.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Ken desGarennes
Chief Financial Officer

DATED: May 2, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 1, 2012